CALVERT MONEY MARKET FUNDS

Prospectus Supplement dated November 5, 2008

Fund	Prospectus Date
Calvert Social Investment Fund Money Market Portfolio	January 31, 2008, as revised September 16, 2008
Calvert Cash Reserves Institutional Prime Fund	January 31, 2008
Calvert Tax-Free Reserves Money Market Portfolio	April 30, 2008
Calvert First Government Money Market Fund	April 30, 2008
Ameritas Money Market Portfolio	April 30, 2008

The U.S. Treasury Department has established a Temporary Guarantee Program (the "Program") for money market funds through December 18, 2008. The Board of Trustees of each fund listed above (each a "Fund") has determined that it would be in the best interest of the Fund to participate in the Program.

The Program provides coverage to shareholders of each Fund for amounts that they held in the Fund as of the close of business on September 19, 2008. Any increase in the number of shares in a Fund held by a shareholder after the close of business on September 19, 2008 will not be guaranteed. Any purchase of shares of a Fund after the close of business on September 19, 2008 will not be guaranteed. If shares of a Fund held by a shareholder as of close of business on September 19, 2008 are sold prior to the date the guarantee is triggered, then the shares covered by the guarantee will be the lesser of (1) the amounts held by the shareholder in the Fund as of close of business on September 19, 2008 or (2) the amounts held by the shareholder in the Fund on the date the guarantee is triggered. A shareholder who sells all of his or her shares after September 19, 2008 (and before the guarantee is triggered) will no longer be covered by the guarantee, even if the shareholder subsequently reinvests in the Fund or in another money market fund that is participating in the Program.

Under the terms of the Program, the guarantee is triggered if the Board of the Fund makes a determination to liquidate the Fund. For shares covered by the guarantee, any difference between the amount a shareholder received in connection with the liquidation and $1.00 per share will be covered under the Program by the U.S. Department of Treasury, subject to the overall amount available to all money market funds participating in the Program. At the Program's inception, approximately $50 billion was available to support all participating money market funds.

Each Fund pays its own fees required to participate in the Program. For the initial three months of the Program (ending December 18, 2008), each Fund has paid a participation fee of 0.01% of the Fund's net assets as of September 19, 2008. If the Secretary of the Treasury elects to extend the Program beyond December 18, 2008, the Board will consider whether the Fund should continue to participate.

For additional information on the Program, visit the U.S. Treasury Department's website at www.ustreas.gov.